UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2023

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 4.250% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	WAL PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 14, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 91,266,232 representing 83.3% of the 109,503,876 shares outstanding and entitled to vote at the Annual Meeting. All directors were elected by majority vote and all other matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected thirteen directors to each serve for a one-year term expiring in 2024. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce D. Beach	73,807,117	2,505,339	126,753	14,827,023
Kevin M. Blakely	74,428,655	1,771,767	238,787	14,827,023
Juan Figuereo	72,545,232	3,640,980	252,997	14,827,023
Paul S. Galant	74,053,604	2,125,745	259,860	14,827,023
Howard Gould	73,461,444	2,824,558	153,207	14,827,023
Marianne Boyd Johnson	72,320,354	3,985,852	133,003	14,827,023
Mary Tuuk Kuras	74,349,377	1,836,303	253,529	14,827,023
Robert Latta	74,074,598	2,112,730	251,881	14,827,023
Anthony Meola	74,428,790	1,752,297	258,122	14,827,023
Bryan Segedi	74,005,165	2,280,879	153,165	14,827,023
Donald D. Snyder	65,477,137	10,830,980	131,092	14,827,023
Sung Won Sohn, Ph.D.	74,517,301	1,683,648	238,260	14,827,023
Kenneth A. Vecchione	74,154,932	2,153,496	130,781	14,827,023
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
71,327,550	4,572,624	539,035	14,827,023
Proposal 3 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
89,687,504	1,401,243	177,485	—
Proposal 4 Amend 2005 Stock Incentive Plan
The Company’s stockholders approved the amendment and restatement of the 2005 Stock Incentive Plan. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
72,900,939	3,338,426	199,844	14,827,023

Item 9.01    Financial Statements and Exhibits
The following exhibits are being filed herewith:
(d) Exhibits.

Exhibit No.	Description
10.1	Western Alliance 2005 Stock Incentive Plan, effective April 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Vice Chairman and
Chief Financial Officer

Date:	June 14, 2023